SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 12, 2002
                        (Date of Earliest Event Reported)

                      VALERO ENERGY CORPORATION THRIFT PLAN
             (Exact name of registrant as specified in its charter)



           n/a                        1-13175                    74-1828067
     (State or other          (Commission File Number)         (IRS Employer
       Jurisdiction                                            Identification
    of incorporation)                                             Number)

                                One Valero Place
                            San Antonio, Texas 78212
          (Address of principal executive offices, including Zip Code)
                                 (210) 370-2000
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.

On March 12, 2002, upon the recommendation of the audit committee, the board of directors of Valero Energy Corporation ("Valero" or the "Company") approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors following the 2001 audit and the selection of Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 2002. The appointment of Ernst & Young was ratified by Valero's stockholders at the Company's 2002 Annual Meeting of Stockholders held on May 9, 2002.

On June 12, 2002, Valero, as the Plan Administrator of the Valero Energy Corporation Thrift Plan (the "Plan"), dismissed Arthur Andersen LLP as the independent auditors of the Plan for the year ending December 31, 2001, and selected Ernst & Young LLP to serve as the Plan's independent auditors.

Arthur Andersen's reports on the Plan's financial statements for each of the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and 1999 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on the Plan's financial statements for such years, and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

The Plan Administrator provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 12, 2002, stating its agreement with such statements.

During the years ended December 31, 2000 and 1999 and through June 12, 2002, the Plan Administrator did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - Not applicable.

(b) - Not applicable.

(c) - Exhibits.


Exhibit 16     Letter from Arthur Andersen LLP to the        Filed with this
               Securities and Exchange Commission dated      document
               June 12, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VALERO ENERGY CORPORATION





Date:  June 13, 2002                      By:  _____________________
                                          Name:  Jay D. Browning
                                          Title: Vice President and
                                                 Corporate Secretary

                                  EXHIBIT INDEX




  Exhibit Number    Description

        16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 12, 2002

                                   EXHIBIT 16


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


June 12, 2002

Dear Sir/Madam:

We have read Item 4 included in this Form 8-K dated June 12, 2002, of the Valero Energy Corporation Thrift Plan to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


--------------------
ARTHUR ANDERSEN LLP